INTANGIBLE ASSETS - NET	12 Months Ended
Dec. 31, 2016
Goodwill And Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS - NET

NOTE 5. INTANGIBLE ASSETS - NET

The following table summarizes our Company’s intangible assets, by major asset class:

	December 31, 2015
(In US$ thousands)	Gross carrying amount	Accumulated amortization	Net
With finite-life intangible assets
Capitalized software cost	$775	$687	$88

Intangible assets with finite lives are amortized over their estimated useful lives, typically 3 years, with the overall weighted-average life of 3.0 years.

For the years ended December 31, 2014, 2015 and 2016, total amortization expense of intangible assets were $1.2 million, $236 thousand and $106 thousand, respectively, which includes amortization of capitalized software development costs of $494 thousand, $217 thousand and $89 thousand.

At the end of 2016, we recognized an impairment loss of $57 thousand on intangible assets as a result of consecutive operating losses in recent years that are expected to continue and therefore the carrying amounts of those intangible assets would not be recoverable based on cash flow projections from current games, which typically have shorter lives.